Exhibit 99.1

News Release

Virtus Investment Partners Announces Financial Results for the Fourth Quarter 2015

-	Earnings per Diluted Share, as Adjusted, of $1.37 in Fourth Quarter Includes ($0.33) Impact from Variable Incentive Fee, Compared with $2.68 in Prior-Year Quarter; Earnings Per Share of $0.76 Includes ($0.97) of Unrealized Losses on Investments

-	Operating Income, as Adjusted, of $19.4 Million in Fourth Quarter Compared with $39.2 Million in Prior-Year Quarter; Operating Income of $16.5 Million

-	Total Sales of $3.2 Billion in Fourth Quarter Compared with $3.4 Billion in Prior-Year Quarter; Net Flows of ($1.1) Billion in Fourth Quarter Compared with ($2.2) Billion in Prior-Year Quarter

-	Assets Under Management of $47.4 Billion at December 31, 2015 Compared with $56.7 Billion at December 31, 2014

-	Stock Repurchases Totaling $35.0 Million, Highest Quarterly Level; Ending Shares Outstanding Declined 6.4 Percent from December 31, 2014

Hartford, CT, January 29, 2016 – Virtus Investment Partners, Inc. (NASDAQ: VRTS), which operates a multi-manager asset management business, today reported financial results for the three months ended December 31, 2015.

Management Commentary

“The market environment continued to present challenges for asset managers as concerns about global growth as well as other factors negatively impacted investor confidence and behavior,” said George R. Aylward, president and chief executive officer.

“Despite the challenging markets, total sales improved 24 percent sequentially, led by a 36 percent increase in mutual fund sales as well as higher sales in separately managed accounts and institutional. Net flows improved to ($1.1) billion from ($1.6) billion, representing our best quarter since third quarter 2014. Flows for the full year, excluding the former AlphaSector products, were positive $0.4 billion.

“Operating income, as adjusted, and the related margin were impacted by lower average assets and higher operating expenses that included discrete items, as well as a negative $4.6 million variable incentive fee. Excluding the negative variable incentive fee, our operating margin, as adjusted, remained strong at 34 percent.

“Our share repurchases were at the highest quarterly level at $35.0 million, which continued our commitment of returning capital to shareholders and contributed to a 6.4 percent reduction in our ending shares outstanding from December 31, 2014. Going forward we will evaluate capital return opportunities while continuing to invest in the business, which remains a priority.

“We believe that our strong balance sheet, multi-manager approach and differentiated product offerings, including our risk managed and quality-oriented strategies, present opportunities during current market conditions.”

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     2

Financial Highlights (Unaudited)
(Dollars in millions, except per share data or as noted)

	Three Months Ended			Three Months Ended		Twelve Months Ended
	12/31/2015	12/31/2014	Change	9/30/2015	Change	12/31/2015	12/31/2014	Change

Non-GAAP Financial Measures (1)
Revenues, as adjusted	$66.7	$85.2	(22)%	$71.1	(6)%	$295.0	$337.2	(13)%
Operating expenses, as adjusted	$47.3	$46.0	3%	$45.8	3%	$186.7	$186.7	-
Operating income, as adjusted	$19.4	$39.2	(51)%	$25.3	(23)%	$108.3	$150.5	(28)%
Operating margin, as adjusted	29.1%	46.0%		35.6%		36.7%	44.6%
Net income attributable to common stockholders, as adjusted	$11.9	$24.7	(52)%	$15.5	(23)%	$67.8	$93.9	(28)%
Earnings per share - diluted, as adjusted	$1.37	$2.68	(49)%	$1.74	(21)%	$7.57	$10.10	(25)%

U.S. GAAP Financial Measures
Revenues	$86.1	$112.1	(23)%	$92.4	(7)%	$382.0	$450.6	(15)%
Operating expenses	$69.6	$75.5	(8)%	$69.3	1%	$301.6	$319.9	(6)%
Operating income	$16.5	$36.7	(55)%	$23.1	(29)%	$80.4	$130.7	(39)%
Operating margin	19.2%	32.7%		25.0%		21.0%	29.0%
Net income (loss) attributable to common stockholders	$6.6	$18.9	(65)%	$(0.6)	N/M	$35.1	$97.7	(64)%
Earnings (loss) per share - diluted	$0.76	$2.05	(63)%	$(0.07)	N/M	$3.92	$10.51	(63)%

Assets Under Management and Flows (in billions)
Ending Assets Under Management	$47.4	$56.7	(16)%	$47.9	(1)%	$47.4	$56.7	(16)%
Average Assets Under Management (2)	$48.5	$58.3	(17)%	$50.6	(4)%	$52.3	$58.0	(10)%
Gross Sales	$3.2	$3.4	(8)%	$2.5	24%	$12.7	$15.2	(17)%
Net Flows	$(1.1)	$(2.2)	48%	$(1.6)	31%	$(6.3)	$(1.2)	(425)%

(1) See the information on pages 11 through 15 for a reconciliation to their most directly comparable U.S. GAAP measures and the notes beginning on page 16 for other important disclosures.

(2) Represents assets under management excluding money market funds that were liquidated in October 2014

N/M - Not Meaningful

Asset Flows and Assets Under Management

Assets under management were $47.4 billion at December 31, 2015 compared with $56.7 billion at December 31, 2014 and $47.9 billion at September 30, 2015. The change from the prior year is attributable to net flows of ($6.3) billion and market depreciation of ($2.2) billion. The sequential change reflects ($1.1) billion of net flows, which more than offset $0.9 billion of market appreciation.

Total sales were $3.2 billion in the fourth quarter compared with $3.4 billion in the prior-year quarter and $2.5 billion in the sequential quarter. Net flows improved to ($1.1) billion in the fourth quarter from ($2.2) billion in the prior-year quarter and ($1.6) billion in the sequential quarter. Net outflows in the quarter were primarily attributable to open-end mutual funds, which offset positive flows in institutional and ETFs.

Open-end mutual fund sales were $2.5 billion in the fourth quarter compared with $2.9 billion in the prior-year quarter and $1.9 billion in the sequential quarter. The increase from the prior quarter was primarily due to higher sales of international equity and fixed income strategies. Mutual fund net flows improved to ($1.2) billion in the fourth quarter from ($2.2) billion in the prior-year quarter and ($1.9) billion in the sequential quarter, reflecting an improvement in flows in the former AlphaSector funds. Excluding the former AlphaSector funds, mutual fund net flows improved to ($0.5) billion from ($0.9) billion in the sequential quarter.

ETF sales were $57.7 million in the fourth quarter compared with $217.7 million in the sequential quarter that included the introduction of an affiliate managed fund. For the respective periods, ETF net flows were $34.7 million compared with $203.9 million.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     3

Institutional sales were $226.6 million in the fourth quarter compared with $309.9 million in the prior-year quarter and $199.5 million in the sequential quarter. Net flows were positive for the fifth consecutive quarter at $45.3 million compared with $177.8 million in the prior-year quarter and $89.2 million in the sequential quarter.

Earnings Summary

Non-GAAP Results

Management believes that a series of non-GAAP financial measures most accurately reflect the company’s operating results from providing investment management and related services to individuals and institutions, and uses these measures to evaluate financial performance. Quarterly and annual reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure can be found on pages 11 through 15 of this earnings release.

Revenues, as Adjusted

Total revenues, as adjusted, were $66.7 million in the fourth quarter compared with $85.2 million in the prior-year quarter and $71.1 million in the sequential quarter. The decline from the prior periods reflects lower investment management and administration and transfer agent fees.

Investment management fees, as adjusted, were $60.9 million in the fourth quarter compared with $75.9 million in the prior-year quarter and $65.2 million in the sequential quarter. Average assets under management were $48.5 billion in the fourth quarter compared with $58.3 billion in the prior-year quarter and $50.6 billion in the sequential quarter. The average fee rate in the quarter decreased to 48.4 basis points from 51.5 basis points in the prior-year quarter and 49.4 basis points in the sequential quarter. The average fee rate in the fourth and third quarters each included the impact of a negative $4.6 million variable incentive fee; excluding that fee the open-end fund fee rate for the fourth and third quarters would have been 52.1 basis points and 53.1 basis points, respectively.

Administration and transfer agent fees, as adjusted, were $11.1 million in the fourth quarter compared with $14.3 million in the prior-year quarter and $11.7 million in the sequential quarter. The decrease from the prior periods reflects the decline in average open-end fund assets under management.

Operating Expenses, as Adjusted

Total operating expenses, as adjusted, were $47.3 million in the fourth quarter compared with $46.0 million in the prior-year quarter and $45.7 million in the sequential quarter. The increase from prior periods reflects higher employment expenses, as adjusted, and other operating expenses, as adjusted.

Employment expenses, as adjusted, were $34.4 million in the fourth quarter compared with $34.1 million in the prior-year quarter and $33.5 million in the sequential quarter. The increase over the sequential quarter includes higher sales-based compensation due to higher sales and incremental costs associated with additional resources to support quantitative strategies.

Other operating expenses, as adjusted, were $12.0 million in the fourth quarter compared with $11.2 million in the prior-year quarter and $11.3 million in the sequential quarter. The current quarter includes $0.8 million of discrete professional fees and fund-related expenses.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     4

Operating Income, as Adjusted, and Related Margin

Operating income, as adjusted, was $19.4 million for the fourth quarter compared with $39.2 million in the prior-year quarter and $25.3 million in the sequential quarter. The related margin was 29 percent compared with 46 percent and 36 percent for the respective prior periods, reflecting lower revenues, as adjusted. Excluding the negative impact of the variable incentive fee, fourth quarter operating income, as adjusted, and related margin would have been $24.0 million and 34 percent, compared with $29.9 million and 40 percent in the sequential quarter.

Net Income Attributable to Common Stockholders, as Adjusted

Net income attributable to common stockholders, as adjusted, was $11.9 million, or $1.37 per diluted share, compared with $24.7 million or $2.68 per share in the prior-year quarter and $15.5 million or $1.74 per share in the sequential quarter. Current and prior quarter adjusted earnings per share included ($0.33) and ($0.32) related to the variable incentive fee. Excluding the impact of that fee, current and prior quarter adjusted earnings per share would have been $1.70 and $2.06, respectively.

Effective Tax Rate, as Adjusted

The effective tax rate, as adjusted, was 39 percent for the fourth quarter compared with 37 percent in the prior-year quarter and 38 percent in the sequential quarter.

GAAP Results

Total revenues were $86.1 million in the fourth quarter compared with $112.1 million in the prior-year quarter and $92.4 million in the sequential quarter due to lower average assets and fee rates.

Operating expenses were $69.6 million in the fourth quarter compared with $75.5 million in the prior-year quarter and $69.3 million in the sequential quarter. Operating expenses decreased from the prior-year quarter due to lower distribution and other asset-based expenses.

In the fourth quarter, the company reported net income attributable to common stockholders of $6.6 million, or $0.76 per fully diluted common share, that includes ($8.5) million, or ($0.97) per share, of unrealized losses on investments. This compares with net income of $18.9 million, or $2.05 per share, in the prior-year quarter that included ($8.4) million, or ($0.91) per share, of unrealized losses. In the sequential quarter, the company reported a net loss of ($0.6) million, or ($0.07) per share, that included ($16.6), million or ($1.89) per share, of unrealized losses.

The effective fourth quarter tax rate was 60 percent compared with 45 percent in the prior-year quarter and 162 percent in the sequential quarter. The tax rates for the respective periods were impacted by valuation allowances of $2.5 million, $2.4 million and $6.2 million related to the unrealized loss position of the company’s marketable securities portfolio.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     5

Investment Capabilities and Products

The Virtus DFA Target Date Retirement Income funds1, managed by Dimensional Fund Advisors, were introduced in January. The funds seek to help individuals invest toward future retirement income and support income needs in retirement with a focus on managing risks, including inflation and changes in interest rates.

Balance Sheet and Liquidity

Cash and investments were $421.5 million at December 31, 2015 compared with $469.5 million at December 31, 2014 and $444.7 million at September 30, 2015. The decrease from prior periods was primarily due to return of capital to shareholders that offset cash generated. On a per share basis, cash and investments were $50 at December 31, 2015 compared with $52 at December 31, 2014 and $51 at September 30, 2015. At December 31, 2015, the company had no debt outstanding and $75.0 million of unused capacity on its credit facility.

Working capital was $71.8 million at December 31, 2015 compared with $190.6 million at December 31, 2014 and $106.6 million at September 30, 2015. The change from December 31, 2014 reflects return of capital, increased seed activity and an equity investment in an entity created for a potential CLO. The change from September 30, 2015 was primarily due to the highest level of capital return to shareholders and an additional investment of $20.0 million in the potential CLO, bringing the total investment in the CLO entity to $40.0 million.

The company’s seed capital investments were $273.7 million at December 31, 2015 compared with $238.2 million at December 31, 2014 and $276.8 million at September 30, 2015. The change from the prior-year quarter reflects $49.2 million of net seed activity partially offset by unrealized mark-to-market adjustments.

In the fourth quarter, the company returned $38.9 million to shareholders, including share repurchases of $35.0 million. As a result of share repurchases, ending shares outstanding decreased to 8.4 million at December 31, 2015, a decline of 6.4 percent from December 31, 2014 and 3.1 percent from September 30, 2015.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     6

Balance Sheet Highlights (Unaudited)

(in millions)

	As of			As of
	12/31/2015	12/31/2014	Change	9/30/2015	Change
Cash and cash equivalents	$87.6	$202.8	(57)%	$126.5	(31)%
Seed capital investments (1)	273.7	238.2	15%	276.8	(1)%
Investments - other (2)	60.2	28.5	111%	41.4	45%
Total - cash and investments	$421.5	$469.5	(10)%	$444.7	(5)%

Deferred taxes, net	$54.1	60.2	(10)%	$59.7	(9)%
Dividends payable	$4.2	$4.3	(1)%	$4.3	(1)%
Total equity attributable to stockholders	$509.6	$563.5	(10)%	$539.6	(6)%

Working capital (3)	$71.8	$190.6	(62)%	$106.6	(33)%

(1) Represents the company’s investments in sponsored investment products including the company's investment in consolidated sponsored investment products (CSIPs), net of non-controlling interests. For the periods ending December 31, 2015, December 31, 2014, and September 30, 2015, net assets of CSIPs represent $343.5 million, $252.3 million, and $338.7 million, of total assets, $15.4 million, $12.6 million, and $29.8 million of total liabilities, and $73.9 million, $23.1 million, and $49.9 million of redeemable noncontrolling interests, respectively

(2) Investments that are not related to the company’s seed investments including mutual funds and a potential CLO

(3) Defined as cash and investments plus accounts receivable, net, less seed capital investments, a potential CLO, accrued compensation and benefits, accounts payable and accrued liabilities, and dividends payable

N/M - Not Meaningful

Conference Call

Virtus Investment Partners management will host an investor conference call on Friday, January 29, at 10 a.m. Eastern to discuss these financial results and related matters. The webcast of the call will be available in the Investor Relations section of www.virtus.com or by telephone at 877-930-7765 if calling from within the U.S. or 253-336-7413 if calling from outside the U.S. (Conference ID: 37387004). A replay of the call will be available through March 1 via webcast or by telephone at 855-859-2056 if calling from within the U.S. or 404-537-3406 if calling from outside the U.S. (Conference ID: 37387004). The presentation that will be reviewed as part of the conference call will be available in the Presentations section of www.virtus.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. Virtus offers access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs, and provides products and services through affiliated managers and select subadvisers, each with a distinct investment style, autonomous investment process and individual brand. Its affiliates include Cliffwater Investments, Duff & Phelps Investment Management, Euclid Advisors, Kayne Anderson Rudnick Investment Management, Kleinwort Benson Investors International, Newfleet Asset Management, Rampart Investment Management, Virtus ETF Solutions, and Zweig Advisers. Additional information can be found at www.virtus.com.

Contacts

Jeanne Hess, Investor Relations (860) 263-4730 jeanne.hess@virtus.com	Joe Fazzino, Media Relations (860) 263-4725 joe.fazzino@virtus.com

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     7

U.S. GAAP Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Twelve Months Ended
	12/31/2015	12/31/2014	Change	9/30/2015	Change	12/31/2015	12/31/2014	Change

Revenues
Investment management fees	$60,611	$75,374	(20)%	$64,891	(7)%	$264,865	$300,663	(12)%
Distribution and service fees	14,246	21,901	(35)%	15,587	(9)%	67,066	91,950	(27)%
Administration and transfer agent fees	11,014	14,197	(22)%	11,614	(5)%	48,247	56,016	(14)%
Other income and fees	244	665	(63)%	283	(14)%	1,799	1,969	(9)%
Total revenues	86,115	112,137	(23)%	92,375	(7)%	381,977	450,598	(15)%

Operating Expenses
Employment expenses	34,376	34,053	1%	33,504	3%	137,095	139,809	(2)%
Distribution and other asset-based expenses	19,831	27,526	(28)%	21,717	(9)%	89,731	123,665	(27)%
Other operating expenses	12,498	11,579	8%	11,165	12%	63,901	46,531	37%
Other operating expenses of consolidated sponsored investment products	1,239	664	87%	1,120	11%	4,134	3,038	36%
Restructuring and severance	-	-	-	-	-	-	294	N/M
Depreciation and other amortization	881	723	22%	910	(3)%	3,443	2,763	25%
Amortization expense	784	927	(15)%	837	(6)%	3,295	3,778	(13)%
Total operating expenses	69,609	75,472	(8)%	69,253	1%	301,599	319,878	(6)%

Operating Income	16,506	36,665	(55)%	23,122	(29)%	80,378	130,720	(39)%

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	332	(798)	N/M	(2,082)	N/M	(862)	914	N/M
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(4,910)	(5,798)	15%	(17,619)	72%	(23,181)	(4,648)	399%
Realized and unrealized loss on investments of consolidated investment product, net	(2,784)	-	N/M	(721)	286%	(3,505)	-	N/M
Other income, net	75	318	(76)%	141	(47)%	898	891	1%
Total other (expense), net	(7,287)	(6,278)	(16)%	(20,281)	64%	(26,650)	(2,843)	N/M

Interest Income (Expense)
Interest expense	(141)	(125)	(13)%	(138)	2%	(523)	(537)	3%
Interest and dividend income	355	653	(46)%	324	10%	1,261	1,706	(26)%
Interest and dividend income of investments of consolidated sponsored investment products	3,184	2,534	26%	2,898	10%	11,504	7,268	58%
Interest income of investments of consolidated investment product	1,632	-	N/M	41	N/M	1,673	-	N/M
Total interest income, net	5,030	3,062	64%	3,125	61%	13,915	8,437	65%
Income Before Income Taxes	14,249	33,449	(57)%	5,966	139%	67,643	136,314	(50)%
Income tax expense	8,612	15,038	(43)%	9,669	(11)%	36,972	39,349	(6)%
Net Income (Loss)	5,637	18,411	(69)%	(3,703)	N/M	30,671	96,965	(68)%
Noncontrolling interests	999	468	113%	3,054	(67)%	4,435	735	N/M
Net Income (Loss) Attributable to Common Stockholders	$6,636	$18,879	(65)%	$(649)	N/M	$35,106	$97,700	(64)%
Earnings (Loss) Per Share - Basic	$0.78	$2.09	(62)%	$(0.07)	N/M	$3.99	$10.75	(63)%
Earnings (Loss) Per Share - Diluted	$0.76	$2.05	(63)%	$(0.07)	N/M	$3.92	$10.51	(63)%
Cash Dividends Declared Per Share	$0.45	$0.45	-	$0.45	-	$1.80	$1.35	33%
Weighted Average Shares Outstanding - Basic	8,562	9,021	(5)%	8,775	(2)%	8,797	9,091	(3)%
Weighted Average Shares Outstanding - Diluted	8,726	9,203	(5)%	8,775	(1)%	8,960	9,292	(4)%

N/M - Not Meaningful

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     8

Non-GAAP Consolidated Income Statement Information

(in thousands, except per share data)

	Three Months Ended			Three Months Ended		Twelve Months Ended
	12/31/2015	12/31/2014	Change	9/30/2015	Change	12/31/2015	12/31/2014	Change

Revenues, As Adjusted
Investment management fees, as adjusted	$60,853	$75,866	(20)%	$65,193	(7)%	$267,168	$301,059	(11)%
Distribution and service fees, as adjusted	14,272	21,919	(35)%	15,614	(9)%	67,162	91,998	(27)%
Administration and transfer agent fees, as adjusted	11,123	14,275	(22)%	11,714	(5)%	48,617	56,233	(14)%
Other income and fees, as adjusted	244	665	(63)%	283	(14)%	1,799	1,969	(9)%
Distribution and other asset-based expenses, as adjusted	(19,831)	(27,526)	28%	(21,717)	9%	(89,731)	(114,089)	21%
Total revenues, as adjusted	66,661	85,199	(22)%	71,087	(6)%	295,015	337,170	(13)%

Operating Expenses, As Adjusted
Employment expenses, as adjusted	34,376	34,053	1%	33,504	3%	137,095	138,441	(1)%
Other operating expenses, as adjusted	12,001	11,220	7%	11,335	6%	46,153	45,481	1%
Depreciation and other amortization, as adjusted	881	723	22%	910	(3)%	3,443	2,763	25%
Total operating expenses, as adjusted	47,258	45,996	3%	45,749	3%	186,691	186,685	-

Operating Income, As Adjusted	19,403	39,203	(51)%	25,338	(23)%	108,324	150,485	(28)%

Other Income (Expense), as adjusted
Realized and unrealized (loss) on investments, net, as adjusted	(202)	(282)	28%	(159)	27%	(21)	(349)	94%
Other income, net, as adjusted	75	318	(76)%	141	(47)%	898	891	1%
Total other income (expense), net, as adjusted	(127)	36	N/M	(18)	N/M	877	542	62%

Interest Income (Expense), as adjusted
Interest expense, as adjusted	(141)	(125)	(13)%	(138)	2%	(523)	(537)	3%
Interest and dividend income, as adjusted	204	269	(24)%	247	(17)%	845	957	(12)%
Total interest income, net, as adjusted	63	144	(56)%	109	(42)%	322	420	(23)%
Pre-Tax Income, As Adjusted	19,339	39,383	(51)%	25,429	(24)%	109,523	151,447	(28)%
Income tax expense, as adjusted	7,475	14,738	(49)%	9,787	(24)%	41,889	57,725	(27)%
Net Income, As Adjusted	11,864	24,645	(52)%	15,642	(24)%	67,634	93,722	(28)%
Noncontrolling interests, as adjusted	67	43	54%	(94)	N/M	175	129	36%
Net Income Attributable to Common Stockholders, As Adjusted	$11,931	$24,688	(52)%	$15,548	(23)%	$67,809	$93,851	(28)%
Earnings Per Share - Basic, As Adjusted	$1.39	$2.74	(49)%	$1.77	(21)%	$7.71	$10.32	(25)%
Earnings Per Share - Diluted, As Adjusted	$1.37	$2.68	(49)%	$1.74	(21)%	$7.57	$10.10	(25)%
Weighted Average Shares Outstanding - Basic	8,562	9,021	(5)%	8,775	(2)%	8,797	9,091	(3)%
Weighted Average Shares Outstanding - Diluted	8,726	9,203	(5)%	8,931	(2)%	8,960	9,292	(4)%

N/M - Not Meaningful

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     9

Assets Under Management - Product and Asset Class

(in millions)

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
By product (period end):
Open-End Funds (1)	$28,882.1	$29,716.4	$33,345.3	$35,317.8	$37,514.2
Closed-End Funds	6,222.3	6,349.8	6,901.0	7,288.0	7,581.4
Exchange Traded Funds	340.8	306.9	132.6	-	-
Separately Managed Accounts (2)	6,784.4	6,539.6	6,952.1	7,131.0	6,884.8
Institutional Accounts (2)	5,155.7	5,025.0	5,070.0	5,036.2	4,722.0
Total	$47,385.3	$47,937.7	$52,401.0	$54,773.0	$56,702.4

By product (average) (3)
Open-End Funds (1)	$30,017.6	$31,627.1	$34,852.2	$36,663.7	$39,550.2
Closed-End Funds	6,378.5	6,714.5	7,256.5	7,435.8	7,551.8
Exchange Traded Funds	343.4	269.9	103.9	-	-
Money Market Funds	-	-	-	-	176.5
Separately Managed Accounts (2)	6,552.7	6,930.9	7,125.3	6,846.3	6,620.4
Institutional Accounts (2)	5,199.9	5,082.4	5,054.8	4,786.7	4,602.6
Total	$48,492.1	$50,624.8	$54,392.7	$55,732.5	$58,501.5

By asset class (period end):
Equity	$28,314.9	$28,231.0	$31,908.8	$33,129.0	$34,180.7
Fixed Income	15,115.6	15,580.6	16,010.8	16,521.1	16,681.6
Alternatives (4)	3,468.7	3,681.7	4,031.2	4,703.8	5,372.4
Other (5)	486.1	444.4	450.2	419.1	467.7
Total	$47,385.3	$47,937.7	$52,401.0	$54,773.0	$56,702.4

Assets Under Management - Average Net Management Fees Earned (6)

(In basis points)

	Three Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
Open-End Funds (1)	46.0	47.3	49.2	49.9	50.6
Closed-End Funds	66.3	66.9	66.9	66.7	67.2
Exchange Traded Funds	29.1	21.9	8.9	-	-
Separately Managed Accounts (2)	54.4	54.5	53.5	54.2	51.7
Institutional Accounts (2)	34.4	34.2	34.9	36.3	35.2
All Products	48.4	49.4	50.7	51.5	51.5

(1) Includes assets under management of open-end and variable insurance funds

(2) Includes assets under management related to option strategies

(3) Averages are calculated as follows:

   - Funds - average daily or weekly balances

   - Separately Managed Accounts - prior quarter ending balance or average of month-end balances in quarter

   - Institutional Accounts - average of month-end balances in quarter

(4) Consists of long/short equity, real estate securities, master-limited partnerships, and other

(5) Consists of option strategies

(6) Represents net investment management fees divided by average assets. Net investment management fees are defined as investment management fees, as adjusted, less fees paid to third party service providers for investment management related services.  For the three months ended December 31, 2015, the impact of third party service providers for investment management related services on Open-End Funds and All Products was 2.2 and 1.4 basis points, respectively.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     10

Assets Under Management - Asset Flows by Product

(in millions)

	Three Months Ended					Twelve Months Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Open-End Funds (1)
Beginning balance	$29,716.4	$33,345.3	$35,317.8	$37,514.2	$41,076.3	$37,514.2	$37,679.5
Inflows	2,546.9	1,866.2	2,619.5	3,014.2	2,856.2	10,046.8	12,733.7
Outflows	(3,702.0)	(3,736.0)	(4,174.5)	(5,398.0)	(5,090.2)	(17,010.5)	(13,428.1)
Net Flows	(1,155.1)	(1,869.8)	(1,555.0)	(2,383.8)	(2,234.0)	(6,963.7)	(694.4)
Market performance	425.2	(1,780.9)	(352.9)	197.1	(348.1)	(1,511.5)	1,297.2
Other (2)	(104.4)	21.8	(64.6)	(9.7)	(980.0)	(156.9)	(768.1)
Ending balance	$28,882.1	$29,716.4	$33,345.3	$35,317.8	$37,514.2	$28,882.1	$37,514.2

Closed-End Funds
Beginning balance	$6,349.8	$6,901.0	$7,288.0	$7,581.4	$7,568.1	$7,581.4	$6,499.6
Inflows	-	-	-	-	-	-	493.8
Outflows	-	-	-	-	-	-	-
Net Flows	-	-	-	-	-	-	493.8
Market performance	18.7	(380.4)	(281.6)	(168.6)	123.2	(811.9)	799.3
Other (2)	(146.2)	(170.8)	(105.4)	(124.8)	(109.9)	(547.2)	(211.3)
Ending balance	$6,222.3	$6,349.8	$6,901.0	$7,288.0	$7,581.4	$6,222.3	$7,581.4

Exchange Traded Funds
Beginning balance	$306.9	$132.6	$-	$-	$-	$-	$-
Inflows	57.7	217.7	67.4	-	-	342.8	-
Outflows	(23.0)	(13.8)	(12.2)	-	-	(49.0)	-
Net Flows	34.7	203.9	55.2	-	-	293.8	-
Market performance	1.6	(29.1)	(0.4)	-	-	(27.9)	-
Other (2)	(2.4)	(0.5)	77.8	-	-	74.9	-
Ending balance	$340.8	$306.9	$132.6	$-	$-	$340.8	$-

Money Market Funds
Beginning balance	$-	$-	$-	$-	$1,231.9	$-	$1,556.6
Other (2)	-	-	-	-	(1,231.9)	-	(1,556.6)
Ending balance	$-	$-	$-	$-	$-	$-	$-

Separately Managed Accounts
Beginning balance	$6,539.6	$6,952.1	$7,131.0	$6,884.8	$6,653.0	$6,884.8	$7,433.1
Inflows	332.8	263.8	366.8	328.5	263.7	1,291.9	1,333.6
Outflows	(396.6)	(334.5)	(342.2)	(355.3)	(412.5)	(1,428.6)	(2,244.8)
Net Flows	(63.8)	(70.7)	24.6	(26.8)	(148.8)	(136.7)	(911.2)
Market performance	312.0	(353.2)	(65.5)	177.4	397.6	70.7	355.5
Other (2)	(3.4)	11.4	(138.0)	95.6	(17.0)	(34.4)	7.4
Ending balance	$6,784.4	$6,539.6	$6,952.1	$7,131.0	$6,884.8	$6,784.4	$6,884.8

Institutional Accounts (3)
Beginning balance	$5,025.0	$5,070.0	$5,036.2	$4,722.0	$4,348.3	$4,722.0	$4,570.8
Inflows	226.6	199.5	214.1	368.1	309.9	1,008.3	650.5
Outflows	(181.3)	(110.3)	(87.3)	(147.2)	(132.1)	(526.1)	(743.0)
Net Flows	45.3	89.2	126.8	220.9	177.8	482.2	(92.5)
Market performance	120.4	(109.9)	(81.9)	117.6	216.8	46.2	389.2
Other (2)	(35.0)	(24.3)	(11.1)	(24.3)	(20.9)	(94.7)	(145.5)
Ending balance	$5,155.7	$5,025.0	$5,070.0	$5,036.2	$4,722.0	$5,155.7	$4,722.0

Total
Beginning balance	$47,937.7	$52,401.0	$54,773.0	$56,702.4	$60,877.6	$56,702.4	$57,739.6
Inflows	3,164.0	2,547.2	3,267.8	3,710.8	3,429.8	12,689.8	15,211.6
Outflows	(4,302.9)	(4,194.6)	(4,616.2)	(5,900.5)	(5,634.8)	(19,014.2)	(16,415.9)
Net Flows	(1,138.9)	(1,647.4)	(1,348.4)	(2,189.7)	(2,205.0)	(6,324.4)	(1,204.3)
Market performance	877.9	(2,653.5)	(782.3)	323.5	389.5	(2,234.4)	2,841.2
Other (2)	(291.4)	(162.4)	(241.3)	(63.2)	(2,359.7)	(758.3)	(2,674.1)
Ending balance	$47,385.3	$47,937.7	$52,401.0	$54,773.0	$56,702.4	$47,385.3	$56,702.4

(1) Includes assets under management of open-end and variable insurance funds

(2) Represents open-end and closed-end mutual fund distributions, net of reinvestments, net flows of cash management strategies, net flows and market performance of structured products, which are a component of institutional accounts, and net flows from non-sales related activities such as asset acquisitions/(dispositions), marketable securities investments/(withdrawals), and the impact on assets from the use of leverage

(3) Includes assets under management related to option strategies

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     11

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Three months ended December 31, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$60,611	$-	$242	$-	$-	$-	$60,853
Distribution and services fees	14,246	-	26	-	-	-	14,272
Administration and transfer agent fees	11,014	-	109	-	-	-	11,123
Other income and fees	244	-	-	-	-	-	244
Distribution and other asset-based expenses	-	(19,831)	-	-	-	-	(19,831)
Total revenues	86,115	(19,831)	377	-	-	-	66,661

Operating Expenses
Employment expenses	34,376	-	-	-	-	-	34,376
Distribution and other asset-based expenses	19,831	(19,831)	-	-	-	-	-
Other operating expense	12,498	-	-	-	-	(497)	12,001
Other operating expenses of consolidated sponsored investment products	1,239	-	(1,239)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	881	-	-	-	-	-	881
Amortization expense	784	-	-	(784)	-	-	-
Total operating expenses	69,609	(19,831)	(1,239)	(784)	-	(497)	47,258

Operating Income	16,506	-	1,616	784	-	497	19,403

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	332	-	(5,539)	-	5,005	-	(202)
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(4,910)	-	4,910	-	-	-	-
Realized and unrealized (loss) gain on investments of consolidated investment product, net	(2,784)	-	2,784	-	-	-	-
Other income, net	75	-	(1,155)	-	1,155	-	75
Total other (expense) income, net	(7,287)	-	1,000	-	6,160	-	(127)

Interest Income (Expense)
Interest expense	(141)	-	-	-	-	-	(141)
Interest and dividend income	355	-	3,132	-	(3,283)	-	204
Interest and dividend income of investments of consolidated sponsored investment products, net	3,184	-	(3,184)	-	-	-	-
Interest income of investments of consolidated investment product, net	1,632	-	(1,632)	-	-	-	-
Total interest income, net	5,030	-	(1,684)	-	(3,283)	-	63
Income Before Income Taxes	14,249	-	932	784	2,877	497	19,339
Income tax expense	8,612	-	-	303	(1,387)	(53)	7,475
Net Income	5,637	-	932	481	4,264	550	11,864
Noncontrolling interests	999	-	(932)	-	-	-	67
Net Income Attributable to Common Stockholders	$6,636	$-	$-	$481	$4,264	$550	$11,931
Earnings Per Share - Basic	$0.78						$1.39
Earnings Per Share - Diluted	$0.76						$1.37
Weighted Average Shares Outstanding - Basic (in thousands)	8,562						8,562
Weighted Average Shares Outstanding - Diluted (in thousands)	8,726						8,726

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     12

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands, except per share data)

Three months ended December 31, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated sponsored investment products	Amortization of intangible assets	Seed capital investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$75,374	$-	$492	$-	$-	$-	$75,866
Distribution and service fees	21,901	-	18	-	-	-	21,919
Administration and transfer agent fees	14,197	-	78	-	-	-	14,275
Other income and fees	665	-	-	-	-	-	665
Distribution and other asset-based expenses	-	(27,526)	-	-	-	-	(27,526)
Total revenues	112,137	(27,526)	588	-	-	-	85,199

Operating Expenses
Employment expenses	34,053	-	-	-	-	-	34,053
Distribution and other asset-based expenses	27,526	(27,526)	-	-	-	-	-
Other operating expenses	11,579	-	-	-	-	(359)	11,220
Other operating expenses of consolidated sponsored investment products	664	-	(664)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	723	-	-	-	-	-	723
Amortization expense	927	-	-	(927)	-	-	-
Total operating expenses	75,472	(27,526)	(664)	(927)	-	(359)	45,996

Operating Income	36,665	-	1,252	927	-	359	39,203

Other Income (Expense)
Realized and unrealized gain (loss) on investments, net	(798)	-	(5,207)	-	5,723	-	(282)
Realized and unrealized gain (loss) on investments of consolidated sponsored investment products, net	(5,798)	-	5,798	-	-	-	-
Other income (expense), net	318	-	-	-	-	-	318
Total other income (expense), net	(6,278)	-	591	-	5,723	-	36

Interest Income (Expense)
Interest expense	(125)	-	-	-	-	-	(125)
Interest and dividend income	653	-	1,116	-	(1,500)	-	269
Interest and dividend income of investments of consolidated sponsored investment products	2,534	-	(2,534)	-	-	-	-
Total interest income (expense), net	3,062	-	(1,418)	-	(1,500)	-	144
Income Before Income Taxes	33,449	-	425	927	4,223	359	39,383
Income tax expense	15,038	-	-	347	(782)	135	14,738
Net Income	18,411	-	425	580	5,005	224	24,645
Noncontrolling interests	468	-	(425)	-	-	-	43
Net Income Attributable to Common Stockholders	$18,879	$-	$-	$580	$5,005	$224	$24,688
Earnings Per Share - Basic	$2.09						$2.74
Earnings Per Share - Diluted	$2.05						$2.68
Weighted Average Shares Outstanding - Basic	9,021						9,021
Weighted Average Shares Outstanding - Diluted	9,203						9,203

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     13

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, dollars in thousands except per share data)

Three months ended September 30, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$64,891	$-	$302	$-	$-	$-	$65,193
Distribution and services fees	15,587	-	27	-	-	-	15,614
Administration and transfer agent fees	11,614	-	100	-	-	-	11,714
Other income and fees	283	-	-	-	-	-	283
Distribution and other asset-based expenses	-	(21,717)	-	-	-	-	(21,717)
Total revenues	92,375	(21,717)	429	-	-	-	71,087

Operating Expenses
Employment expenses	33,504	-	-	-	-	-	33,504
Distribution and other asset-based expenses	21,717	(21,717)	-	-	-	-	-
Other operating expense	11,165	-	-	-	-	170	11,335
Other operating expenses of consolidated sponsored investment products	1,120	-	(1,120)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	910	-	-	-	-	-	910
Amortization expense	837	-	-	(837)	-	-	-
Total operating expenses	69,253	(21,717)	(1,120)	(837)	-	170	45,749

Operating Income	23,122	-	1,549	837	-	(170)	25,338

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(2,082)	-	(14,145)	-	16,068	-	(159)
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(17,619)	-	17,619	-	-	-	-
Realized and unrealized (loss) gain on investments of consolidated investment product, net	(721)	-	721	-	-	-	-
Other income, net	141	-	(680)	-	680	-	141
Total other (expense) income, net	(20,281)	-	3,515	-	16,748	-	(18)

Interest Income (Expense)
Interest expense	(138)	-	-	-	-	-	(138)
Interest and dividend income	324	-	1,023	-	(1,100)	-	247
Interest and dividend income of investments of consolidated sponsored investment products, net	2,898	-	(2,898)	-	-	-	-
Interest income of investments of consolidated investment product, net	41	-	(41)	-	-	-	-
Total interest income, net	3,125	-	(1,916)	-	(1,100)	-	109
Income Before Income Taxes	5,966	-	3,148	837	15,648	(170)	25,429
Income tax expense	9,669	-	-	322	(139)	(65)	9,787
Net Income	(3,703)	-	3,148	515	15,787	(105)	15,642
Noncontrolling interests	3,054	-	(3,148)	-	-	-	(94)
Net Income Attributable to Common Stockholders	$(649)	$-	$-	$515	$15,787	$(105)	$15,548
Earnings Per Share - Basic	$(0.07)						$1.77
Earnings Per Share - Diluted	$(0.07)						$1.74
Weighted Average Shares Outstanding - Basic (in thousands)	8,775						8,775
Weighted Average Shares Outstanding - Diluted (in thousands)	8,775						8,931

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     14

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, in thousands)

Twelve Months Ended December 31, 2015

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated investment products	Amortization of intangible assets	Seed capital and CLO investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$264,865	$-	$1,137	$-	$-	$1,166	$267,168
Distribution and services fees	67,066	-	96	-	-	-	67,162
Administration and transfer agent fees	48,247	-	370	-	-	-	48,617
Other income and fees	1,799	-	-	-	-	-	1,799
Distribution and other asset-based expenses	-	(89,731)	-	-	-	-	(89,731)
Total revenues	381,977	(89,731)	1,603	-	-	1,166	295,015

Operating Expenses
Employment expenses	137,095	-	-	-	-	-	137,095
Distribution and other asset-based expenses	89,731	(89,731)	-	-	-	-	-
Other operating expense	63,901	-	-	-	-	(17,748)	46,153
Other operating expenses of consolidated sponsored investment products	4,134	-	(4,134)	-	-	-	-
Restructuring and severance	-	-	-	-	-	-	-
Depreciation and other amortization	3,443	-	-	-	-	-	3,443
Amortization expense	3,295	-	-	(3,295)	-	-	-
Total operating expenses	301,599	(89,731)	(4,134)	(3,295)	-	(17,748)	186,691

Operating Income	80,378	-	5,737	3,295	-	18,914	108,324

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	(862)	-	(19,173)	-	20,014	-	(21)
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(23,181)	-	23,181	-	-	-	-
Realized and unrealized (loss) gain on investments of consolidated investment product, net	(3,505)	-	3,505	-	-	-	-
Other income, net	898	-	(1,835)	-	1,835	-	898
Total other (expense) income, net	(26,650)	-	5,678	-	21,849	-	877

Interest Income (Expense)
Interest expense	(523)	-	-	-	-	-	(523)
Interest and dividend income	1,261	-	6,022	-	(6,438)	-	845
Interest and dividend income of investments of consolidated sponsored investment products, net	11,504	-	(11,504)	-	-	-	-
Interest income of investments of consolidated investment product, net	1,673	-	(1,673)	-	-	-	-
Total interest income, net	13,915	-	(7,155)	-	(6,438)	-	322
Income Before Income Taxes	67,643	-	4,260	3,295	15,411	18,914	109,523
Income tax expense	36,972	-	-	1,262	(2,525)	6,180	41,889
Net Income	30,671	-	4,260	2,033	17,936	12,734	67,634
Noncontrolling interests	4,435	-	(4,260)	-	-	-	175
Net Income Attributable to Common Stockholders	$35,106	$-	$-	$2,033	$17,936	$12,734	$67,809
Earnings Per Share - Basic	$3.99						$7.71
Earnings Per Share - Diluted	$3.92						$7.57
Weighted Average Shares Outstanding - Basic (in thousands)	8,797						8,797
Weighted Average Shares Outstanding - Diluted (in thousands)	8,960						8,960

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     15

Reconciliation of U.S. GAAP Consolidated Statement of Operations to Non-GAAP Consolidated Income Statement Information

(Unaudited, dollars in thousands except per share data)

Twelve months ended December 31, 2014

		Reclassifications		Adjustments
	U.S. GAAP Basis	Distribution and other asset-based expenses	Consolidated sponsored investment products	Closed-end fund launch costs	Amortization of intangible assets	Seed capital investments	Other	Non-GAAP Basis
Revenues
Investment management fees	$300,663	$-	$396	$-	$-	$-	$-	$301,059
Distribution and services fees	91,950	-	48	-	-	-	-	91,998
Administration and transfer agent fees	56,016	-	217	-	-	-	-	56,233
Other income and fees	1,969	-	-	-	-	-	-	1,969
Distribution and other asset-based expenses	-	(114,089)	-	-	-	-	-	(114,089)
Total revenues	450,598	(114,089)	661	-	-	-	-	337,170

Operating Expenses
Employment expenses	139,809	-	-	(509)	-	-	(859)	138,441
Distribution and other asset-based expenses	123,665	(114,089)	-	(9,576)	-	-	-	-
Other operating expense	46,531	-	-	-	-	-	(1,050)	45,481
Other operating expenses of consolidated sponsored investment products	3,038	-	(3,038)	-	-	-	-	-
Restructuring and severance	294	-	-	-	-	-	(294)	-
Depreciation and other amortization	2,763	-	-	-	-	-	-	2,763
Amortization expense	3,778	-	-	-	(3,778)	-	-	-
Total operating expenses	319,878	(114,089)	(3,038)	(10,085)	(3,778)	-	(2,203)	186,685

Operating Income	130,720	-	3,699	10,085	3,778	-	2,203	150,485

Other Income (Expense)
Realized and unrealized (loss) gain on investments, net	914	-	(3,495)	-	-	2,232	-	(349)
Realized and unrealized (loss) gain on investments of consolidated sponsored investment products, net	(4,648)	-	4,648	-	-	-	-	-
Other income, net	891	-	-	-	-	-	-	891
Total other income (expense), net	(2,843)	-	1,153	-	-	2,232	-	542

Interest Income (Expense)
Interest expense	(537)	-	-	-	-	-	-	(537)
Interest and dividend income	1,706	-	3,022	-	-	(3,771)	-	957
Interest and dividend income of investments of consolidated sponsored investment products, net	7,268	-	(7,268)	-	-	-	-	-
Total interest income, net	8,437	-	(4,246)	-	-	(3,771)	-	420
Income Before Income Taxes	136,314	-	606	10,085	3,778	(1,539)	2,203	151,447
Income tax expense	39,349	-	-	3,861	1,441	(2,981)	16,055	57,725
Net Income	96,965	-	606	6,224	2,337	1,442	(13,852)	93,722
Noncontrolling interests	735	-	(606)	-	-	-	-	129
Net Income Attributable to Common Stockholders	$97,700	$-	$-	$6,224	$2,337	$1,442	$(13,852)	$93,851
Earnings Per Share - Basic	$10.75							$10.32
Earnings Per Share - Diluted	$10.51							$10.10
Weighted Average Shares Outstanding - Basic (in thousands)	9,091							9,091
Weighted Average Shares Outstanding - Diluted (in thousands)	9,292							9,292

See pages 16 through 17 for notes to the reconciliation

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     16

Virtus Investment Partners, Inc.
Notes

The following are notes to the reconciliations of the most comparable U.S. GAAP measure to each non-GAAP measure for the periods presented on pages 11 through 15.

The non-GAAP financial measures included in this release differ from financial measures determined in accordance with U.S. GAAP as a result of the reclassification of certain income statement items, as well as the adjustment of certain expenses and other items that are not reflective of the earnings generated from providing investment management and related services. Non-GAAP financial measures have material limitations and should not be viewed in isolation or as a substitute for U.S. GAAP measures.

In particular, the company reclassifies:

1.	Distribution and other asset-based expenses - These costs are generally passed directly through to external parties. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that do not distribute products through intermediary distribution partners or utilize third party service providers for investment management related services.
2.	Consolidated investment products - Management believes that excluding the operating activities of majority-owned funds and CLOs to reflect revenues and expenses of the company prior to the consolidation of these products is consistent with the approach of reflecting its operating results as only revenues generated and expenses incurred related to providing investment management and related services will be included in operating income, as adjusted.

Net income attributable to common stockholders, as adjusted, excludes from net income:

▪	Closed-end fund launch costs - Expenses related to the launch of closed-end funds, or similar products, including structuring fees and sales-based compensation related to the launch. The timing of closed-end fund issuances can be unpredictable, and related costs can fluctuate considerably. In addition, revenue associated with these costs will not fully impact financial results until future periods. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods and with other asset management firms that do not issue closed-end funds, or similar products.
▪	Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets. Management believes that making this adjustment aids in comparing the company’s operating results with other asset management firms that have not engaged in acquisitions.
▪	Seed capital and CLO investments - Gains and losses (realized and unrealized), dividends and interest income generated by seed capital and CLO investments. Earnings or losses generated by investments in seed capital products can vary significantly from period-to-period and do not reflect the company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.
▪	Other – Certain expenses and losses related to restructuring, severance, regulatory matters, and transition items that are not reflective of the ongoing earnings generation of the business. In addition, income tax expense/(benefit) items, such as adjustments for uncertain tax positions, valuation allowances and other unusual items not related to current operating results to reflect a normalized effective rate. Management believes that making these adjustments aids in comparing the company’s operating results with prior periods.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     17

Components of Other for the respective periods are shown in the table below:

	Three Months Ended			Twelve Months Ended
Other (in thousands)	12/31/2015	9/30/2015	12/31/2014	12/31/2015	12/31/2014
Loss contingency	$-	$-	$-	$16,500	$-
Tax impact of loss contingency	-	-	-	(5,507)	-
Transition related revenues	-	-	-	1,166	-
Tax impact of transition related revenues	-	-	-	(442)	-
System transition expenses	497	(170)	359	1,248	1,050
Tax impact of system transition expenses	(192)	65	(135)	(476)	(400)
Newfleet transition expenses	-	-	-	-	859
Tax impact of Newfleet transition expenses	-	-	-	-	(329)
Restructuring and severance	-	-	-	-	294
Tax impact of restructuring and severance	-	-	-	-	(113)
Discrete tax adjustments	245	-	-	245	(15,213)
Total Other	$550	$(105)	$224	$12,734	$(13,852)

Revenues, as adjusted, comprise the fee revenues paid by clients for investment management and related services. Revenues, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP revenues in that they are reduced by distribution and other asset-based expenses that are generally passed through to external parties, and exclude the impact of consolidated sponsored investment products.

Operating expenses, as adjusted, is calculated to reflect expenses from ongoing continuing operations attributable to stockholders. Operating expenses, as adjusted, for purposes of calculating net income attributable to common stockholders, as adjusted, differ from U.S. GAAP expenses in that they exclude amortization or impairment, if any, of intangible assets, restructuring and severance, the impact of consolidated sponsored investment products, and certain other expenses that do not reflect the ongoing earnings generation of the business.

Operating margin, as adjusted, is a metric used to evaluate efficiency represented by operating income, as adjusted, divided by revenues, as adjusted.

Earnings per share, as adjusted, represent net income attributable to common stockholders, as adjusted, divided by weighted average shares outstanding, on either a basic or diluted basis.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com

Virtus Investment Partners, Inc.     18

1 The Virtus DFA Target Date Retirement Income funds are subject to the risks of equity securities, credit and interest, foreign and emerging markets, inflation protected securities, allocation and fund of funds.

Investors should carefully consider the investment objectives, risks, charges and expenses of any Virtus Mutual Fund before investing. The prospectus and summary prospectus contains this and other information about the fund. Please contact your financial representative, call 1-800- 243-4361 or visit www.virtus.com to obtain a current prospectus and/or summary prospectus. You should read the prospectus and/or summary prospectus carefully before you invest or send money.

Mutual funds distributed by VP Distributors, LLC, member FINRA and subsidiary of Virtus Investment Partners, Inc.

Forward-Looking Information

This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” or similar statements or variations of such terms.

Our forward-looking statements are based on a series of expectations, assumptions and projections about our company, are not guarantees of future results or performance, and involve substantial risks and uncertainty, including assumptions and projections concerning our assets under management, cash inflows and outflows, operating cash flows, our ability to expand distribution and product offerings, and future credit facilities, for all forward periods. All of our forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

Our business and our forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2014 Annual Report on Form 10-K, as well as the following risks and uncertainties: (a) any reduction in our assets under management, (b) the withdrawal, renegotiation or termination of our investment advisory agreements; (c) damage to our reputation; (d) our inability to attract and retain key personnel; (e) the competition we face in our business; (f) adverse regulatory and legal developments; (g) limitations on our deferred tax assets; (h) adverse developments with respect to, or changes in our relationships with, unaffiliated subadvisers; (i) changes in key distribution relationships; (j) interruptions in service or failure to provide service by third-party service providers; (k) any reduction in value of our marketable securities; (l) our inability to make intended quarterly distributions; (m) lack of availability of required and necessary capital on satisfactory terms; and (n) liabilities and losses not covered by our insurance policies and (o) certain other risks and uncertainties described in our 2014 Annual Report on Form 10-K or in any of our filings with the Securities and Exchange Commission (“SEC”).

Certain other factors which may impact our continuing operations, prospects, financial results and liquidity or which may cause actual results to differ from such forward-looking statements are discussed or included in the company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” You are urged to carefully consider all such factors.

The company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by us which modify or impact any of the forward-looking statements contained in or accompanying this release, such statements or disclosures will be deemed to modify or supersede such statements in this release.

Virtus Investment Partners, Inc. | 100 Pearl Street | Hartford, CT 06103 | www.virtus.com